                                                                   EXHIBIT 10.11







                                  AMENDMENT TO
                    SECURED DEMAND NOTE COLLATERAL AGREEMENT











                              --------------------

                                   FORM SDN-A

                              --------------------














                NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.
                  1735 K STREET, N.W., WASHINGTON, D.C. 20006

                                      NASD

                              SECURED DEMAND NOTE
                              COLLATERAL AGREEMENT
                     AMENDMENT EXTENDING THE MATURITY DATE

                                     SDN-A

                                    BETWEEN:

LENDER                  Summit Group of Companies Inc.
      --------------------------------------------------------------------------
                                        (NAME)

              25 Fifth Ave.
--------------------------------------------------------------------------------
                                (STREET ADDRESS)

         Indialantic                         FL                      32903
-----------------------------         -----------------         ----------------
           (CITY)                          (STATE)                    (ZIP)



                                      AND


BROKER-DEALER                 Summit Brokerage Services Inc.
             -------------------------------------------------------------------
                                           (NAME)

              25 Fifth Ave.
--------------------------------------------------------------------------------
                                (STREET ADDRESS)

        Indialantic                          FL                      32903
-----------------------------         -----------------         ----------------
           (CITY)                          (STATE)                    (ZIP)

NASD ID NO: 034643
           ---------------------------------------------------------------------

DATE FILED: 3/20/01
           ---------------------------------------------------------------------

                                      NASD

                    SECURED DEMAND NOTE COLLATERAL AGREEMENT
                     AMENDMENT EXTENDING THE MATURITY DATE


     AGREEMENT dated 3/20/01 to be effective 5/1/01 between Summit Group of Companies Inc (the "Lender") and Summit Brokerage Services, Inc. (the "Broker-Dealer").

     In consideration of the sum of $40,000 (the unpaid principal amount) and subject to the terms and conditions set forth in the Subordination Agreement approved by the National Association of Securities Dealers, Inc., scheduled to mature on 4/30/01 bearing the Loan Number 07-D-SDN-10286, the Broker-Dealer and the Lender agree to extend the maturity date of the Agreement and Secured Demand Note until 4/30/02. This amendment shall not become effective unless and until the NASD has found the Amendment acceptable.

     If applicable, the interest rate on this Subordination Agreement is changed from _______________ to ____________ percent per annum, effective as of the date of this Amendment.

     IN WITNESS WHEREOF the parties have set their hands and seal this 23rd day of March 2001.



                                             Summit Brokerage Services, Inc.
                                             -----------------------------------
                                             (Name of Broker-Dealer)



                                           By /s/ Mark F. Caulfield, CFO    L.S.
                                              ----------------------------------
                                              Mark F. Caulfield, CFO
                                              (Authorized Person)



                                              /s/ Richard Parker            L.S.
                                              ----------------------------------
                                              Richard Parker, CEO
                                              Summit Group of Companies Inc
                                              (Lender)



                                           FOR NASD USE ONLY


                                           ACCEPTED:
                                                    ---------------------------
                                                              (Name)


                                                    ---------------------------
                                                              (Title)

                                           EFFECTIVE DATE:
                                                          ---------------------

                                           LOAN NUMBER:
                                                       ------------------------

                          SUBORDINATED LOAN AGREEMENT
                              LENDER'S ATTESTATION

         It is recommended that you discuss the merits of this investment with an attorney, accountant or some other person who has knowledge and experience in financial and business matters prior to executing this Agreement.

         1. I have received and reviewed a copy of Appendix D of 17 CFR 240.15c3-1, and am familiar with its provisions.

         2. I am aware that the funds or securities subject to this Agreement are not covered by the Securities Investor Protection Act of 1970.

         3. I understand that I will be furnished financial statements pursuant to SEC Rule 17a-5(c).

         4. On the date this Agreement was entered into, the broker-dealer carried funds or securities for my account. (State Yes or No) Yes
                                   -----

         5.       Lender's business relationship to the broker-dealer is:
                  Affiliated Corporation -- 100% Owned By Broker/Dealer's
                  --------------------------------------------------------------
                  Majority Shareholder.
                  --------------------------------------------------------------

         6. If not a partner or stockholder actively engaged in the business of the broker-dealer, acknowledge receipt of the following:
                            ----------------------------------------------------

                  --------------------------------------------------------------

                  a.       Certified audit and accountant's certificate dated
                           12/31/00
                           -----------------------------------------------------

                  b. Disclosure of financial and/or operational problems since the last certified audit which required reporting pursuant to SEC Rule 17a-11. (If no such reporting was required, state "none") None
                                                                ----------------

                           -----------------------------------------------------

                  c. Balance sheet and statement of ownership equity dated 12/31/00
                           -----------------------------------------------------

                  d. Most recent computation of net capital and aggregate indebtedness or aggregate ___________ debit items dated 12/31/00 reflecting a net capital of $74,254
                                 --------                             -------
                           and a ratio of 706%
                                         ---------------------------------------

                  e.       Debt/equity ratio as of 12/31/00 of 8%
                                                   --------    -----------------

                  f.       Other disclosures: None
                                             -----------------------------------

Dated: 3/23/01                            /s/ Richard Parker                L.S.
      -------------------        -----------------------------------------------
                                                    (LENDER)
                                         Summit Group of Companies, Inc.
                                              Richard Parker, CEO

[LETTERHEAD]


March 30, 2001                                        BD# 34643

Mark R. Caulfield
Summit Brokerage Services, Inc.
25 Fifth Avenue
Indialantic, Florida 32903

Re:      Subordinated Loan Agreement Maturity Date Extension
Control #: 07-D-SDN-10286
Lender: Summit Group of Companies, Inc.
Amount: $40,000.00

Dear Mr. Caulfield:

The amendment extending the maturity date of the above referenced agreement from April 30, 2001 to April 30, 2002 is accepted by the NASD Regulation, Inc.

It is important to note that the limitations required by paragraph V, which covers permissive prepayments, will run from the effective date of the original agreement, not from the date of this amendment.

If you have any questions regarding this Agreement or our acceptance thereof, please contact me at (404) 239-6150.

Sincerely,


/s/ Nancy P. Mills/SLS
---------------------------
Nancy P. Mills
Supervisor of Examiners

/pag